UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Rd, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2024 is filed herewith.

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2024

Letter to Stockholders and Management Discussion of Company Performance

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2024.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

For the six months ended June 30, 2024, the Company recorded an increase in net assets resulting from operations of $31.1 million, or $0.36 per weighted average common share.1 This represents a non-annualized GAAP ROE of 4.43% during the first half of 2024.2 From December 31, 2023 through June 30, 2024, we paid $0.96 per share in regular monthly and variable supplemental distributions to our common stockholders and the Company’s NAV per common share decreased 5% from $9.21 to $8.75 per common share primarily due to unrealized losses incurred in June.

Among other highlights, in the first half of 2024, we:

▪	Purchased CLO equity investments at in both the primary and secondary market for a weighted average effective yield (“WAEY”) of 19.42%.

▪	Actively managed our CLO equity portfolio by investing in CLO equity with longer reinvestment periods and completing a number of CLO resets such that the weighted average remaining reinvestment period, or “WARRP,” of the Company’s CLO equity portfolio increased to 2.7 years as of June 30, 2024 (compared to 2.4 years as of December 31, 2023) despite the passage of six months. We believe having as long of a WARRP as possible provides the opportunity to capitalize on discounted loan prices to build par in the long run when bouts of volatility occur.

▪	Received strong and consistent cash flows from our investment portfolio in excess of expenses and common stock distributions.

▪	Maintained our aggregate monthly common distribution of $0.16 per share (consisting of variable supplemental monthly distributions of $0.02 per common share, in addition to our regular monthly distributions of $0.14 per common share) through the end of 2024.[3]

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

We believe our portfolio continues to have the potential for additional upside. In our general view, CLOs are not particularly sensitive to interest rate movements, as underlying broadly syndicated loans (“BSLs”) and CLO liabilities are both principally floating rate. The weighted average expected yield4 of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 22.36% as of June 30, 2024 which we believe represents an attractive value. This compares to 27.10% as of December 31, 2023.

We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During the first half of 2024, the Company raised $196.3 million of additional common equity through our “at-the-market” (“ATM”) program. The equity issuances were beneficial to the Company as common shares were issued at a premium to NAV, resulting in $0.17 per weighted average common share of NAV accretion, with net proceeds utilized, among other things, to expand our investment portfolio. Due to our capital raising and strong cash flows generated by our portfolio, we actively deployed $406.5 million into new CLO equity, CLO debt and other investments in the first half of 2024.

In January, we raised $47.1 million in net proceeds for investment through the issuance of 8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock”). In May, we launched our first continuous offering of 7.00% Series AA and Series AB Convertible Perpetual Preferred Stock (the “Series AA and Series AB Convertible Perpetual Preferred Stock”), generating an additional $8.7 million in net proceeds through June 30, 2024. We believe the convertible offering will be significantly accretive over time.

We continue to have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate and we have no secured or “repo”-style financing. The weighted average maturity of our outstanding financing stood at 6.7 years5, and our weighted average cost of our financing was only 6.52% as of June 30, 2024. We believe this attractive financing, which was put in place prudently over the past six years, couldn’t be recreated in today’s interest rate environment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2024, the NAV per share of the Company’s common stock was $8.75. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $10.05 on June 30, 2024, representing a 14.86% premium to NAV per share.6 For the six months ended June 30, 2024, the Company’s non-annualized total return to common stockholders, on a market price basis and assuming reinvestment of distributions, was approximately 16.84%.7

From our IPO on October 7, 2014 through June 30, 2024, our common stock has traded on average at a 10.9% premium to NAV. As of July 31, 2024, the closing price per share of common stock was $9.95, a premium of 13.71% compared to the NAV of $8.75 as of June 30, 2024.

In connection with our ATM offering program, the Company sold approximately 19.9 million shares of our common stock at a premium to NAV during the six months ended June 30, 2024 for total net proceeds to the Company of approximately $196.3 million. The common stock sales resulted in $0.17 per weighted average common share of NAV accretion.

During the first half of 2024, the Company paid to common stockholders aggregate distributions totaling $0.96 per share of common stock. An investor who purchased common stock as part of our IPO at $20.00 per share and held their position through July 31, 2024 has received total cash distributions of $21.11 per share, more than the IPO price. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.8

For the quarter ended March 31, 2024, the Company recorded net investment income (“NII”) and realized gains of $0.29 per weighted average common share, and for the quarter ended June 30, 2024, the Company recorded NII, less realized losses of $0.16 per weighted average common share. The second quarter realized losses were principally driven by the write down of the amortized cost to fair value of several investments that were at least one year past their reinvestment period end date. Since the fair value of the investments had already been previously reflected in the Company’s NAV, there was no impact to NAV as a result of the write down. Excluding the write down, our second quarter NII and realized gains would have been $0.31 per weighted average common share.

The Company is pleased to continue declaring a monthly variable supplemental common distribution of $0.02 per share in addition to a regular monthly common stock distribution of $0.14 per share through December 2024, resulting in an aggregate monthly common distribution of $0.16 per share.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price, subject to the terms in the dividend reinvestment plan. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Common Distributions

The Company paid distributions to common stockholders totaling $0.96 per share as of June 30, 2024. The Company also declared aggregate monthly common distributions of $0.16 per share, inclusive of a regular distribution of $0.14 per share and a variable supplemental distribution of $0.02 per share, through December 2024. Please note that the actual frequency, components and amount of such distributions are subject to variation over time.

Other Securities

In addition to our common stock, the Company has six other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.3 million	6.50%	Monthly	Callable	June 2031
6.75% Series D Preferred Stock	ECC PRD	$43.2 million	6.75%	Monthly	November 2026	Perpetual
8.00% Series F Term Preferred Stock due 2029	ECCF	$52.9 million	8.00%	Monthly	January 2026	January 2029
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	Callable	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	January 2025	January 2029

In May, we launched our first continuous offering of Series AA and Series AB Convertible and Perpetual Preferred Stock which are unlisted and do not trade on the NYSE. We have raised $8.7 million in net proceeds from this offering through June 2024. We believe our offering of Series AA and Series AB Convertible and Perpetual Preferred Stock will be significantly accretive over time.

The weighted average maturity on our outstanding notes and preferred stock as of June 30, 2024 was approximately 6.7 years and the weighted average cost of capital was 6.52%. In addition,

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

all of our financing is fixed rate with the earliest maturity not until April 2028, providing us with added certainty.

As of June 30, 2024, we had debt and preferred securities outstanding which totaled approximately 28.4% of our total assets (less current liabilities). Over the long term, management expects the Company to operate under normal market conditions generally with leverage within a range of 25% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

Portfolio Overview

First Half 2024 Portfolio Update

Our investment portfolio continues to generate strong and consistent cash flows. During the six months ended June 30, 2024, the Company received $128 million of recurring cash distributions from our investment portfolio, excluding called CLOs, or $1.48 per weighted average common share, compared to cash flows of $96 million, or $1.64 per weighted average common share, received in the first half of 2023. Cash flows were somewhat impacted in the first quarter of 2024 by higher loan prepayments, which led to higher cash balances in many CLOs, as well as an increase in off-cycle semi-annual paying loans and bonds in the underlying CLO portfolios. These timing issues normalized in the following quarter, leading to an increase in cash flows for the second quarter versus the first quarter.

During the six months ended June 30, 2024, the Company deployed $406.5 million into new CLO equity, CLO debt and other investments. Of this amount, $233.4 million represented primary and secondary CLO equity at a WAEY of 19.42%. The Company also sold $140.6 million of CLO equity, CLO debt investments and other investments.

Included within this semiannual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity that we held as of June 30, 2024.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

Market Overview9

Loan Market

For the first half of 2024, loan performance was stable. The Credit Suisse Leverage Loan Index10 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a non-annualized total return of 4.44% in the first half of 2024. There was an increase in loan refinancing and repricing activity in the second quarter. Interest rates remained elevated, helping to maintain the attractive current coupons on floating rate loans.

Average loan prices finished the first half of 2024 at 95.68, a modest increase from 95.32 at the beginning of the year.

Loan issuance totaled $289 billion for the first half of 2024, compared to $103 billion for the first half of 2023. Total institutional loans outstanding stood at $1.4 trillion as of June 30, 2024.

The trailing 12-month par-weighted default rate finished June at 0.92%, compared to 1.53% at the end of 2023, and remaining well below the long-term average of 2.65%.11 While many CLO investors focus on default rates, we believe the market does not give enough consideration to loan repayment rates and the reinvestment period tenor within CLOs, which allows CLOs to purchase loans at a discount. With over $44 billion of BSLs repaying at par in June, the 12-month trailing loan prepayment rate increased to 25.3% as of June 30, 2024.

Part of these repayments relate to refinancing of loans coming due. As of June 30, 2024, less than 3% of the loan market was set to mature prior to 2026 and the “maturity wall” continues to be pushed out; 2025 and 2026 maturities have each been reduced by over 50% since the beginning of the year. Only 2.0% of the loans in the portfolios of our underlying CLO equity positions mature prior to 2026.

CLO Market

The first half of 2024 saw CLO new issue at the fastest pace ever, with approximately $102 billion of volume, which is over 80% higher than new issue volume at the same time last year. Third party CLO equity investors have returned to the new issue market in 2024 as CLO AAAs have tightened, which has also driven a large increase in CLO refinancing and reset activity to over $110 billion combined. We appear comfortably on pace to break the previous issuance records set in 2021.

In the first half of 2024, there were approximately $50 billion of CLO AAA paydowns, and research reports expect another $30 billion of CLO AAA paydowns in July. Absent unexpected volatility, tightening pressure on CLO AAA spreads will likely remain and encourage more CLO refinancing and reset activity.

As of June 30, 2024, CLO AAA discount margins, or DMs, averaged approximately 142 basis points over SOFR, a decrease of 33 basis points since the end of 2023.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

The underlying fundamentals of CLO portfolios remain strong. The median marketwide CCC-rated loan exposure for U.S. CLOs was just 6.6%, with average OC cushions of 3.2% on June 30, 2024. For context, approximately 6.3% of U.S. CLOs recorded a breach of their overcollateralization test as of June 30, 2024. In other words, over 93% of U.S. CLOs continued to pay cash distributions to their CLO equity investors. For reference, based on fair market value, 98.9% of our portfolio of CLO equity with a payment date in July received a distribution.

We remain excited about the investment opportunities within the CLO market – in particular the equity portion of the capital structure. Our investment portfolio, as well as the right side of our balance sheet, was intentionally designed for markets like these.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

About Our Adviser

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of June 30, 2024, our Adviser and its affiliates have over $10 billion of assets under management (inclusive of undrawn capital commitments).12

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

Subsequent Developments

On July 31, 2024, the Company paid a monthly distribution of $0.16 per share on its common stock (consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share), a monthly distribution of $0.135417 of its Series C Term Preferred Stock, a monthly distribution of $0.140625 of its Series D Preferred Stock and a monthly distribution of $0.166667 of its Series F Term Preferred Stock to holders of record as of July 11, 2024. As previously announced, the Company has declared the following monthly distributions on its common stock, Series C Term Preferred Stock, Series D Preferred Stock and Series F Term Preferred Stock.

Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.14	August 12, 2024 September 10, 2024 October 11, 2024 November 12, 2024 December 11, 2024	August 30, 2024 September 30, 2024 October 31, 2024 November 29, 2024 December 31, 2024
Common Stock Supplemental	$0.02
Series C Term Preferred Stock	$0.135417
Series D Preferred Stock	$0.140625
Series F Term Preferred Stock	$0.166667

On July 31, 2024, the Company paid a monthly distribution of $0.145834 per share of the Company’s Series AA and Series AB Convertible and Perpetual Preferred Stock to holders of record as of July 17, 2024. Additionally, and as previously announced, the Company declared distributions of $0.145834 per share on Series AA and Series AB Convertible and Perpetual Preferred Stock, payable on each of August 30, 2024, September 30, 2024, October 31, 2024, November 29, 2024 and December 31, 2024 to holders of record on August 15, 2024, September 18, 2024, October 11, 2024, November 12, 2024 and December 11, 2024, respectively.

In the period from July 1, 2024 through July 31, 2024, the Company received recurring cash distributions on its investment portfolio (exclusive of cash flows from called investments) of $60.4 million. During that same period, the Company deployed $79.3 million in net capital into CLO equity, CLO debt, loan accumulation facilities and other investments. As of July 31, 2024, the Company had approximately $77 million of cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2024. The views and opinions in this letter were current as of July 31, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 12 for endnotes.

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	The declared supplemental distributions during 2024 relate to the excess of the Company’s estimated taxable income for the tax year ended November 30, 2023 over the aggregate amount distributed to common stockholders for the same time period. In the event any future supplemental distributions are declared, amounts may vary.
[4]	Weighted average effective yield is based on an investment’s amortized cost and expected future cash flows whereas weighted average expected yield is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.
[5]	For purposes of the weighted average maturity calculation, a 10-year maturity is assumed for the Series D Preferred Stock and Series AA and Series AB Convertible and Perpetual Preferred Stock.
[6]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[7]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[8]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[9]	Market data and statistics summarized herein are sourced from JPMorgan Chase & Co., S&P Capital IQ, S&P LCD and Credit Suisse.
[10]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[11]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[12]	Calculated in the aggregate with certain affiliated advisers.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of June 30, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2024 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2024)[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2024)[2]
Number of Unique Underlying Loan Obligors	1,780
Largest Exposure to an Individual Obligor	0.64%
Average Individual Loan Obligor Exposure	0.06%
Top 10 Loan Obligors Exposure	5.02%
Currency: USD Exposure	99.42%
Aggregate Indirect Exposure to Senior Secured Loans[3]	95.66%
Weighted Average Junior OC Cushion	4.20%
Weighted Average Market Value of Loan Collateral	96.83%
Weighted Average Stated Loan Spread	3.63%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Reinvestment Period	2.7 years

Top 10 Underlying Obligors[2]

Obligor	% of Total
Asurion	0.6%
Ineos	0.6%
Numericable	0.5%
Transdigm	0.5%
Virgin Media	0.5%
Tibco Software	0.5%
Calpine Construction	0.5%
Caesars Entertainment	0.5%
Howden	0.4%
Burger King	0.4%
Total	5.0%

Rating Distribution of Underlying Obligors[2,4]

Top 10 Industries of Underlying Obligors[2,5]

Industry	% of Total
Technology: Software & Services	11.5%
Media	5.3%
Hotels, Restaurants & Leisure	5.2%
Health Care Providers & Services	4.9%
Diversified Financial Services	4.2%
Commercial Services & Supplies	3.9%
Diversified Telecommunication Services	3.7%
Professional Services	3.6%
Insurance	3.6%
Chemicals	3.4%
Total	49.4%

Maturity Distribution of Underlying Obligors[2]

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2024. Cash excludes restricted cash.

[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of June 30, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2024 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2024 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2024 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of June 30, 2024.

[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity.

[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Consolidated Financial Statements for the Six Months Ended
June 30, 2024 (Unaudited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $1,223,573,163) (1)	$1,068,561,296
Cash and cash equivalents (restricted cash of $1,890,000)	85,929,254
Unrealized appreciation on forward currency contracts	58,240
Interest receivable	32,799,444
Receivable for securities sold	20,800,560
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	1,740,153
Excise tax refund receivable	727,015
Prepaid expenses	501,088
Total Assets	1,211,117,050

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $32,423,800) (Note 8)	31,749,385

5.375% Unsecured Notes due 2029, at fair value under the fair value option (aggregate principal amount of $93,250,000) (Note 8)	84,372,600

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 8)	43,755,660

6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (2,172,553 shares outstanding) (Note 7)	48,513,108

8.00% Series F Term Preferred Stock due 2029 (Note 7):
8.00% Series F Term Preferred Stock due 2029, at fair value under the fair value option (2,117,161 shares outstanding)	52,481,669
Unamortized share issuance premium associated with 8.00% Series F Term Preferred Stock due 2029	(5,760)
8.00% Series F Term Preferred Stock due 2029, at fair value, plus associated unamortized share issuance premium	52,475,909

Payable for securities purchased	34,821,554
Incentive fee payable	7,071,195
Management fee payable	4,125,035
Professional fees payable	927,932
Administration fees payable	345,305
Directors’ fees payable	198,750
Tax expense payable	10,012
Interest payable	5,131
Other expenses payable	378,856
Total Liabilities	308,750,432

TEMPORARY EQUITY
6.75% Series D Perpetual Preferred Stock (1,726,346 shares outstanding) (Note 7)	38,526,456
7.00% Series AA Convertible Perpetual Preferred Stock (380,865 shares outstanding) (Note 7)	8,640,300
7.00% Series AB Convertible Perpetual Preferred Stock (2,950 shares outstanding) (Note 7)	71,349
Total Temporary Equity	47,238,105

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.001 par value, 200,000,000 shares authorized, 97,780,562 shares issued and outstanding	$855,128,513

NET ASSETS consist of:
Paid-in capital (Note 6)	$1,136,437,899
Aggregate distributable earnings (losses)	(272,601,036)
Accumulated other comprehensive income (loss)	(8,708,350)
Total Net Assets	$855,128,513
Net asset value per share of common stock	$8.75

(1) Includes $14,025,582 of affiliated investments at fair value (cost $13,658,457). See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value ⁽⁵⁾
CLO Debt ⁽⁴⁾
Structured Finance
United States
522 Funding CLO 2017-1(A), Ltd.	Secured Note - Class E-R, 12.79% (3M SOFR + 7.46%, due 10/20/2034) ⁽⁶⁾	09/19/23	$2,000,000	$1,847,567	$1,921,200	0.22%
AGL CLO 13 Ltd.	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	06/14/23	5,950,000	5,662,328	5,967,255	0.70%
AGL CLO 5 Ltd.	Secured Note - Class E-R, 12.04% (3M SOFR + 6.71%, due 07/20/2034) ⁽⁶⁾	08/22/23	10,050,000	9,593,421	10,078,140	1.18%
Allegany Park CLO, Ltd.	Secured Note - Class E-R, 11.72% (3M SOFR + 6.40%, due 01/20/2035) ⁽⁶⁾	06/28/23	9,000,000	8,437,450	8,998,200	1.05%
Allegro CLO VI Ltd.	Secured Note - Class E, 11.13% (3M SOFR + 5.81%, due 01/17/2031) ⁽⁶⁾	05/02/24	10,500,000	10,330,553	10,286,850	1.20%
AMMC CLO 24, Limited	Secured Note - Class E, 12.16% (3M SOFR + 6.83%, due 01/20/2035) ⁽⁶⁾	08/01/23	1,500,000	1,419,589	1,502,100	0.18%
Ares XLIII CLO Ltd.	Secured Note - Class E-R, 12.45% (3M SOFR + 7.12%, due 07/15/2034) ⁽⁶⁾	11/29/23	1,650,000	1,571,006	1,643,565	0.19%
Ares LXI CLO Ltd.	Secured Note - Class F-R, 13.33% (3M SOFR + 8.00%, due 04/20/2037) ⁽⁶⁾	03/27/24	269,700	269,700	271,507	0.03%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class E-R, 12.69% (3M SOFR + 7.36%, due 10/21/2034) ⁽⁶⁾	06/06/23	7,300,000	6,511,647	7,112,390	0.83%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 04/18/2034) ⁽⁶⁾	06/08/23	5,600,000	5,023,313	5,549,040	0.65%
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 10/23/2034) ⁽⁶⁾	12/08/23	500,000	468,729	488,150	0.06%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.33% (3M SOFR + 7.00%, due 04/15/2035) ⁽⁶⁾	03/18/22	4,450,000	4,126,075	4,426,860	0.52%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.05% (3M SOFR + 6.72%, due 07/15/2034) ⁽⁶⁾	06/27/23	1,500,000	1,216,895	1,328,850	0.16%
Canyon CLO 2020-2 Ltd.	Secured Note - Class E-R, 12.12% (3M SOFR + 6.79%, due 10/15/2034) ⁽⁶⁾	05/08/24	2,000,000	2,001,049	1,994,000	0.23%
Carlyle US CLO 2019-4, Ltd.	Secured Note - Class D-R, 11.93% (3M SOFR + 6.60%, due 04/15/2035) ⁽⁶⁾	05/07/24	3,750,000	3,746,908	3,730,500	0.44%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.59% (3M SOFR + 6.26%, due 04/15/2034) ⁽⁶⁾	02/02/21	1,250,000	1,240,240	1,250,625	0.15%
Carlyle US CLO 2021-5, Ltd.	Secured Note - Class E, 11.84% (3M SOFR + 6.51%, due 07/20/2034) ⁽⁶⁾	08/18/23	1,675,000	1,608,388	1,679,690	0.20%
Carlyle US CLO 2021-10, Ltd.	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	03/27/24	8,075,000	7,973,489	8,078,230	0.94%
Carlyle US CLO 2024-1, Ltd.	Secured Note - Class E, 12.21% (3M SOFR + 6.92%, due 04/15/2037) ⁽⁶⁾	01/26/24	2,650,000	2,637,070	2,708,300	0.32%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.39% (3M SOFR + 7.06%, due 04/19/2029) ⁽⁶⁾	02/23/18	2,450,000	2,405,948	2,270,415	0.27%
CIFC Funding 2020-I, Ltd.	Secured Note - Class E-R, 11.84% (3M SOFR + 6.51%, due 07/15/2036) ⁽⁶⁾	12/13/23	2,950,000	2,907,671	2,951,475	0.35%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 13.09% (3M SOFR + 7.76%, due 01/15/2031) ⁽⁶⁾	11/28/17	1,295,000	1,208,106	880,600	0.10%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 12.34% (3M SOFR + 7.01%, due 07/15/2035) ⁽⁶⁾	04/24/24	4,750,000	4,517,428	4,528,650	0.53%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 12.19% (3M SOFR + 6.86%, due 04/15/2034) ⁽⁶⁾	05/30/23	3,200,000	2,789,767	3,052,480	0.36%
Dryden 85 CLO, Ltd.	Secured Note - Class E-R, 12.09% (3M SOFR + 6.76%, due 10/15/2035) ⁽⁶⁾	06/04/24	1,925,000	1,865,245	1,925,000	0.23%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.86% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾ ⁽⁷⁾	05/17/18	826,578	796,144	323,440	0.04%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.98% (3M SOFR + 7.65%, due 04/15/2034) ⁽⁶⁾	09/07/23	3,900,000	3,669,026	3,900,000	0.46%
Madison Park Funding XLIV, Ltd.	Secured Note - Class E, 11.44% (3M SOFR + 6.11%, due 01/23/2031) ⁽⁶⁾	11/30/23	1,575,000	1,526,837	1,575,000	0.18%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.99% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁹⁾	02/08/18	1,695,839	-	556,405	0.07%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 12.03% (3M SOFR + 6.70%, due 10/18/2031) ⁽⁶⁾	08/14/18	4,150,000	4,089,005	3,202,555	0.37%
Marathon CLO XI Ltd.	Secured Note - Class D, 11.09% (3M SOFR + 5.76%, due 04/20/2031) ⁽⁶⁾	02/06/18	1,650,000	1,650,000	1,376,265	0.16%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note - Class E, 12.34% (3M SOFR + 7.01%, due 10/20/2034) ⁽⁶⁾	01/25/24	4,000,000	3,904,422	4,001,600	0.47%
Neuberger Berman Loan Advisers CLO 45, Ltd.	Secured Note - Class E, 11.84% (3M SOFR + 6.51%, due 10/14/2035) ⁽⁶⁾	12/13/23	5,000,000	4,924,865	5,002,500	0.58%
Octagon 51, Ltd.	Secured Note - Class E, 12.34% (3M SOFR + 7.01%, due 07/20/2034) ⁽⁶⁾	01/24/24	3,500,000	3,437,738	3,479,700	0.41%
Octagon 59, Ltd.	Secured Note - Class E, 12.92% (3M SOFR + 7.60%, due 05/15/2035) ⁽⁶⁾	06/12/23	3,375,000	3,116,455	3,375,675	0.39%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class D-RR, 12.58% (3M SOFR + 7.26%, due 02/14/2031) ⁽⁶⁾	06/06/23	825,000	707,907	818,813	0.10%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.44% (3M SOFR + 8.11%, due 07/15/2030) ⁽⁶⁾	07/05/18	900,000	854,571	590,850	0.07%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 12.19% (3M SOFR + 6.86%, due 10/25/2032) ⁽⁶⁾	06/26/23	4,325,000	3,996,007	4,302,510	0.50%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.34% (3M SOFR + 7.01%, due 10/15/2034) ⁽⁶⁾	08/27/21	1,487,500	1,432,148	1,359,873	0.16%
OZLM XXII, Ltd.	Secured Note - Class D, 10.88% (3M SOFR + 5.56%, due 01/17/2031) ⁽⁶⁾	02/05/18	900,000	897,845	836,820	0.10%
Rockford Tower CLO 2021-2, Ltd.	Secured Note - Class E, 11.99% (3M SOFR + 6.66%, due 07/20/2034) ⁽⁶⁾	02/06/24	3,400,000	3,176,954	3,280,320	0.38%
Rockford Tower CLO 2021-3, Ltd.	Secured Note - Class E, 12.31% (3M SOFR + 6.98%, due 10/20/2034) ⁽⁶⁾	04/19/24	5,000,000	4,664,175	4,675,000	0.55%
RR 1 Ltd.	Secured Note - Class D-1-B, 11.94% (3M SOFR + 6.61%, due 07/15/2035) ⁽⁶⁾	01/24/24	5,850,000	5,768,841	5,838,885	0.68%
RR 4 Ltd.	Secured Note - Class D, 11.44% (3M SOFR + 6.11%, due 04/15/2030) ⁽⁶⁾	08/04/23	8,750,000	8,056,306	8,729,875	1.02%
RR 6 Ltd.	Secured Note - Class D-R, 11.44% (3M SOFR + 6.11%, due 04/15/2036) ⁽⁶⁾	06/26/23	4,260,000	3,804,825	4,130,070	0.48%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.60% (3M SOFR + 7.27%, due 04/15/2032) ⁽⁶⁾	03/22/19	3,091,000	2,978,991	2,973,851	0.35%
TICP CLO VII, Ltd.	Secured Note - Class E-R, 12.64% (3M SOFR + 7.31%, due 04/15/2033) ⁽⁶⁾	09/06/23	3,400,000	3,282,369	3,398,300	0.40%
Wehle Park CLO, Ltd.	Secured Note - Class E, 12.07% (3M SOFR + 6.75%, due 04/21/2035) ⁽⁶⁾	11/07/23	1,410,000	1,332,982	1,417,050	0.17%
Wind River 2013-2 CLO Ltd.	Secured Note - Class E1-R, 12.34% (3M SOFR + 7.01%, due 10/18/2030) ⁽⁶⁾	05/16/24	2,250,000	2,203,680	2,174,400	0.25%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 12.33% (3M SOFR + 7.00%, due 01/15/2035) ⁽⁶⁾	02/04/22	2,950,000	2,774,815	2,758,250	0.32%
Wind River 2019-3 CLO Ltd.	Secured Note - Class E1-R, 11.94% (3M SOFR + 6.61%, due 07/15/2031) ⁽⁶⁾	05/14/24	3,000,000	2,946,066	2,949,000	0.34%
Total CLO Debt				167,372,556	171,651,079	20.09%

CLO Equity ⁽⁴⁾ ⁽⁸⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 9.09%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	09/23/22	7,876,000	5,596,663	5,590,904	0.65%
1988 CLO 2 Ltd.	Income Note (effective yield 6.70%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	02/08/23	9,334,000	6,313,315	5,886,218	0.69%
1988 CLO 3 Ltd.	Income Note (effective yield 10.22%, maturity 10/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	09/12/23	9,267,000	6,786,176	5,825,400	0.68%
1988 CLO 4 Ltd.	Income Note (effective yield 12.81%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	04/09/24	7,970,000	6,978,891	6,952,528	0.81%
1988 CLO 5 Ltd.	Income Note (effective yield 15.99%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	06/03/24	9,250,000	6,860,041	6,873,794	0.80%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾ ⁽¹¹⁾	06/02/16	8,725,000	-	13,088	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 12.29%, maturity 10/25/2038) ⁽⁹⁾	09/04/20	9,250,000	6,583,270	3,935,554	0.46%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 12.71%, maturity 07/27/2039) ⁽⁹⁾	05/25/21	1,200,000	1,050,704	661,719	0.08%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 17.43%, maturity 10/15/2036) ⁽⁹⁾	05/06/24	2,500,000	1,856,250	1,806,181	0.21%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 22.03%, maturity 04/17/2033) ⁽⁹⁾	09/16/20	18,075,000	6,528,989	5,335,383	0.62%
Ares XLI CLO Ltd.	Income Note (effective yield 13.81%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	11/29/16	29,388,000	14,050,506	10,899,968	1.27%
Ares XLIII CLO Ltd.	Income Note (effective yield 11.19%, maturity 10/15/2029) ⁽⁹⁾ ⁽¹⁰⁾	04/04/17	30,850,000	14,619,311	10,552,070	1.23%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 11.19%, maturity 10/15/2029) ⁽⁹⁾	11/10/21	1,505,000	660,933	468,505	0.05%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 17.36%, maturity 04/15/2034) ⁽⁹⁾	10/06/21	14,806,000	5,043,787	4,286,604	0.50%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 8.88%, maturity 04/15/2030) ⁽⁹⁾	10/22/20	8,500,000	3,141,887	2,153,842	0.25%
Ares LI CLO Ltd.	Income Note (effective yield 14.35%, maturity 07/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	01/25/19	13,353,849	8,313,440	6,504,648	0.76%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 15.58%, maturity 01/15/2035) ⁽⁹⁾	08/17/21	6,175,000	4,339,589	3,880,914	0.45%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 17.21%, maturity 10/20/2034) ⁽⁹⁾	01/24/24	4,650,000	2,929,277	2,651,625	0.31%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 20.16%, maturity 04/15/2035) ⁽⁹⁾	01/26/23	15,875,000	11,838,197	12,238,469	1.43%
Ares LXIX CLO Ltd.	Income Note (effective yield 23.20%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/31/24	14,100,000	10,162,716	12,437,467	1.45%
Ares LXXII CLO Ltd.	Income Note (effective yield 19.10%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/21/24	33,950,000	25,003,785	25,003,787	2.92%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 10.43%, maturity 04/18/2034) ⁽⁹⁾	04/29/21	9,100,000	6,775,152	4,596,260	0.54%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 20.12%, maturity 01/22/2035) ⁽⁹⁾	09/05/23	7,250,000	4,261,179	3,547,222	0.41%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 35.86%, maturity 10/25/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	5,550,000	3,203,504	3,282,517	0.38%
Barings CLO Ltd. 2018-I	Income Note (effective yield 3.40%, maturity 04/15/2031) ⁽⁹⁾ ⁽¹⁰⁾	02/23/18	20,808,000	8,171,212	4,975,543	0.58%
Barings CLO Ltd. 2019-I	Income Note (effective yield 14.92%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	02/12/19	13,085,000	8,557,121	6,653,329	0.78%
Barings CLO Ltd. 2019-II	Income Note (effective yield 12.86%, maturity 04/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	03/15/19	16,150,000	9,538,999	7,112,216	0.83%
Barings CLO Ltd. 2020-I	Income Note (effective yield 35.22%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/04/20	5,550,000	2,810,556	3,475,099	0.41%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 20.29%, maturity 04/25/2034) ⁽⁹⁾	06/05/24	20,000,000	12,625,000	11,684,432	1.37%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 17.92%, maturity 07/15/2034) ⁽⁹⁾	09/07/22	$9,250,000	$6,454,045	$5,509,607	0.64%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 10.13%, maturity 01/18/2035) ⁽⁹⁾	11/17/21	2,000,000	1,412,115	1,032,492	0.12%
Barings CLO Ltd. 2022-I	Income Note (effective yield 19.96%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/18/22	7,500,000	5,406,988	5,016,773	0.59%
Barings CLO Ltd. 2022-II	Income Note (effective yield 31.74%, maturity 07/15/2072) ⁽⁹⁾ ⁽¹⁰⁾	06/21/22	10,800,000	3,962,839	5,645,253	0.66%
Barings CLO Ltd. 2024-II	Income Note (effective yield 18.30%, maturity 07/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/31/24	9,300,000	6,427,598	6,427,595	0.75%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 18.09%, maturity 04/20/2034) ⁽⁹⁾	08/17/21	27,750,000	19,592,087	18,227,099	2.13%
Basswood Park CLO, Ltd.	Class M-1 Notes (effective yield 1989.01%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	3,357	25,057	0.00%
Basswood Park CLO, Ltd.	Class M-2 Notes (effective yield 1989.01%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	7,832	58,466	0.01%
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/09/15	18,734,935	7,553,164	3,648,960	0.43%
Battalion CLO 18 Ltd.	Income Note (effective yield 28.70%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	08/25/20	8,400,000	4,529,602	3,983,587	0.47%
Battalion CLO XIX Ltd.	Income Note (effective yield 22.06%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	03/11/21	8,600,000	4,570,606	3,543,507	0.41%
Battalion CLO XXIII Ltd.	Income Note (effective yield 18.81%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	05/19/22	8,800,000	6,081,715	4,307,842	0.50%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.03%, maturity 07/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	07/13/22	14,500,000	11,806,595	14,595,060	1.71%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.46%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/21/24	14,950,000	10,831,724	11,229,566	1.31%
Bethpage Park CLO, Ltd.	Income Note (effective yield 16.60%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	14,750,000	8,651,472	7,529,806	0.88%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽⁹⁾ ⁽¹²⁾	10/21/14	23,000,000	4,926,463	460,000	0.05%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 13.51%, maturity 07/30/2030) ⁽⁹⁾	03/26/20	5,550,000	619,970	430,727	0.05%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 25.72%, maturity 04/20/2034) ⁽⁹⁾	06/16/20	7,375,000	3,874,111	3,290,385	0.38%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 23.22%, maturity 07/15/2036) ⁽⁹⁾	06/23/20	6,525,000	3,786,444	3,094,953	0.36%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	11/01/16	34,250,000	11,204,912	6,561,545	0.77%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 3.39%, maturity 07/15/2031) ⁽⁹⁾	06/02/16	10,800,000	1,968,570	1,056,811	0.12%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽⁹⁾ ⁽¹²⁾	10/13/17	9,000,000	3,281,120	1,890,000	0.22%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	03/23/21	4,730,000	721,487	141,900	0.02%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 8.32%, maturity 01/20/2031) ⁽⁹⁾	02/18/21	6,625,000	3,700,434	2,989,506	0.35%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 19.33%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	04/13/21	7,005,000	5,260,695	5,049,984	0.59%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 21.28%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	02/02/21	13,425,000	6,856,050	6,461,999	0.76%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 13.81%, maturity 04/20/2034) ⁽⁹⁾	11/17/21	11,475,000	9,144,873	7,570,025	0.89%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 16.58%, maturity 10/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/11/21	10,400,000	7,041,107	6,032,686	0.71%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 17.01%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/15/22	8,150,000	5,710,697	4,844,475	0.57%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 13.76%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	07/06/23	9,400,000	6,876,528	6,054,839	0.71%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 15.26%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/26/24	11,475,000	9,433,701	9,087,573	1.06%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	17,265,625	2,781,878	1,883,437	0.22%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.53%, maturity 01/18/2031) ⁽⁹⁾ ⁽¹⁰⁾	06/06/14	16,033,750	3,400,419	1,931,301	0.23%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 10.57%, maturity 10/22/2031) ⁽⁹⁾	02/17/15	19,725,000	4,799,171	2,867,260	0.34%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 13.26%, maturity 01/17/2035) ⁽⁹⁾	08/05/14	8,457,500	3,297,523	2,312,172	0.27%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/23/15	9,724,324	1,571,013	703,774	0.08%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 18.86%, maturity 10/16/2034) ⁽⁹⁾	04/18/19	2,875,000	2,126,270	2,057,303	0.24%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 17.46%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/07/19	14,000,000	9,868,218	8,970,819	1.05%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 19.56%, maturity 01/15/2035) ⁽⁹⁾	02/07/23	12,975,000	9,232,512	8,992,149	1.05%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 31.34%, maturity 07/15/2032) ⁽⁹⁾ ⁽¹⁰⁾	06/12/20	9,400,000	4,990,940	5,816,279	0.68%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 20.46%, maturity 10/20/2034) ⁽⁹⁾	02/07/23	5,500,000	3,927,318	3,815,185	0.45%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 21.82%, maturity 01/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	12/11/20	7,900,000	5,508,366	5,465,726	0.64%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 19.01%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	04/23/21	17,275,000	9,907,729	8,801,608	1.03%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 18.14%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/22/21	12,200,000	8,734,896	7,600,279	0.89%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 18.77%, maturity 04/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/27/22	12,950,000	9,826,856	9,575,095	1.12%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 13.71%, maturity 07/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/01/22	10,700,000	8,527,738	9,253,460	1.08%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 19.75%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/14/23	11,550,000	8,996,501	9,808,202	1.15%
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 16.08%, maturity 01/21/2037) ⁽⁹⁾	05/16/24	4,000,000	3,125,000	3,027,223	0.35%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 16.85%, maturity 04/18/2035) ⁽⁹⁾	05/15/24	3,493,000	2,601,412	2,500,583	0.29%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/01/15	31,100,000	3,110	27,562	0.00%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	08/10/17	7,700,000	3,056,118	2,008,971	0.23%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽⁹⁾ ⁽¹²⁾	11/28/17	7,684,999	2,116,279	922,200	0.11%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/11/20	9,600,000	2,239,055	1,056,000	0.12%
Dryden 68 CLO, Ltd.	Income Note (effective yield 8.23%, maturity 07/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	05/30/19	14,080,000	8,714,982	5,197,683	0.61%
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 28.79%, maturity 10/20/2034) ⁽⁹⁾	05/14/24	6,300,000	3,181,500	2,995,286	0.35%
Dryden 85 CLO, Ltd.	Income Note (effective yield 19.01%, maturity 10/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	09/17/20	12,750,000	8,054,796	7,094,021	0.83%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 19.05%, maturity 02/20/2035) ⁽⁹⁾	04/09/24	19,500,000	11,326,007	9,330,940	1.09%
Dryden 94 CLO, Ltd.	Income Note (effective yield 16.98%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/28/22	12,200,000	8,563,226	6,367,972	0.74%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 15.70%, maturity 04/20/2035) ⁽⁹⁾	02/15/23	8,100,000	6,087,316	4,603,887	0.54%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030) ⁽⁹⁾ ⁽¹²⁾	06/05/20	6,372,500	1,107,288	509,800	0.06%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 17.59%, maturity 10/15/2034) ⁽⁹⁾	08/08/23	6,500,000	4,595,467	4,197,314	0.49%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 19.73%, maturity 01/15/2035) ⁽⁹⁾	09/16/22	11,175,000	7,507,580	7,088,680	0.83%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 19.11%, maturity 04/20/2035) ⁽⁹⁾	06/06/23	7,000,000	4,910,868	5,290,053	0.62%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 18.64%, maturity 07/17/2035) ⁽⁹⁾	04/25/23	6,550,000	4,717,648	5,204,667	0.61%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 13.94%, maturity 10/20/2036) ⁽⁹⁾	10/27/23	4,900,000	3,196,035	3,004,835	0.35%
Flatiron CLO 17 Ltd.	Subordinated Note (effective yield 42.38%, maturity 05/15/2030) ⁽⁹⁾	05/16/24	3,000,000	1,233,750	1,210,047	0.14%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 18.09%, maturity 04/17/2034) ⁽⁹⁾	03/26/21	7,520,000	4,111,818	3,309,367	0.39%
Generate CLO 2 Ltd.	Subordinated Note (effective yield 20.75%, maturity 01/22/2031) ⁽⁹⁾	05/14/24	2,058,000	992,985	923,325	0.11%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 15.41%, maturity 10/20/2036) ⁽⁹⁾	05/14/24	5,000,000	2,947,500	2,797,453	0.33%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 23.77%, maturity 10/20/2034) ⁽⁹⁾	04/27/22	11,250,000	8,243,283	8,763,655	1.02%
Generate CLO 16 Ltd.	Subordinated Note (effective yield 15.85%, maturity 07/20/2037) ⁽⁹⁾	05/17/24	5,000,000	4,350,000	4,344,736	0.51%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/29/17	1,100,000	399,175	110	0.00%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 26.15%, maturity 01/21/2035) ⁽⁹⁾	04/27/23	5,222,500	3,065,497	3,359,590	0.39%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 18.44%, maturity 10/15/2034) ⁽⁹⁾	05/03/22	6,000,000	4,312,659	3,745,296	0.44%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 22.38%, maturity 01/20/2035) ⁽⁹⁾	01/25/24	12,250,000	8,882,798	8,214,828	0.96%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 10.38%, maturity 04/15/2033) ⁽⁹⁾ ⁽¹⁰⁾	03/08/19	14,550,000	9,404,227	2,975,913	0.35%
LCM 38 Ltd.	Income Note (effective yield 25.80%, maturity 07/15/2034) ⁽⁹⁾	01/31/24	5,228,500	4,617,932	4,584,140	0.54%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 17.00%, maturity 10/15/2049) ⁽⁹⁾	08/22/16	6,462,500	3,565,074	2,939,445	0.34%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 14.44%, maturity 01/15/2033) ⁽⁹⁾	10/30/18	6,327,082	3,560,339	3,062,319	0.36%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 21.85%, maturity 04/25/2048) ⁽⁹⁾	09/27/22	8,300,000	4,833,243	4,804,172	0.56%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 15.23%, maturity 02/28/2047) ⁽⁹⁾	06/02/16	16,550,000	4,496,211	3,748,518	0.44%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 13.09%, maturity 01/23/2048) ⁽⁹⁾	11/16/18	8,744,821	4,419,319	4,444,879	0.52%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 21.77%, maturity 01/19/2034) ⁽⁹⁾	04/29/21	2,000,000	1,553,275	1,558,473	0.18%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 15.00%, maturity 01/22/2035) ⁽⁹⁾	03/13/24	6,500,000	4,439,809	4,106,121	0.48%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 13.53%, maturity 07/17/2036) ⁽⁹⁾	07/27/23	5,600,000	4,198,383	3,698,590	0.43%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽⁹⁾ ⁽¹²⁾	06/06/14	6,375,000	191,250	638	0.00%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽⁹⁾ ⁽¹¹⁾	10/30/14	$10,526,000	$52,630	$1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽⁹⁾ ⁽¹²⁾	06/16/15	16,333,000	7,343,630	489,990	0.06%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽⁹⁾ ⁽¹¹⁾	08/09/17	2,550,000	-	38,250	0.00%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹²⁾	02/06/18	2,075,000	1,097,290	186,750	0.02%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/06/18	4,500,000	2,251,667	585,000	0.07%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 16.38%, maturity 07/20/2036) ⁽⁹⁾	02/21/24	4,150,000	2,576,169	2,910,841	0.34%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 15.33%, maturity 01/20/2037) ⁽⁹⁾	05/08/24	6,050,000	5,082,000	4,798,237	0.56%
OCP CLO 2021-22, Ltd.	Preferred Share (effective yield 14.16%, maturity 12/02/2034) ⁽⁹⁾	05/08/24	3,300,000	2,512,125	2,263,087	0.26%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 14.16%, maturity 12/02/2034) ⁽⁹⁾	05/08/24	3,000,000	2,283,750	2,057,352	0.24%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 13.18%, maturity 01/24/2037) ⁽⁹⁾	05/10/24	6,800,000	5,652,500	5,083,026	0.59%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	20,572,125	2,057	29,445	0.00%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/23/16	13,750,000	2,554,903	985,609	0.12%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/25/16	11,804,048	2,453,905	1,091,312	0.13%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 23.39%, maturity 01/24/2033) ⁽⁹⁾	05/05/21	23,400,000	9,536,097	9,073,334	1.06%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.63%, maturity 07/25/2030) ⁽⁹⁾	05/25/21	1,550,000	689,865	278,210	0.03%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 8.55%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹⁰⁾	06/19/19	13,500,000	8,154,560	4,933,126	0.58%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 20.98%, maturity 04/15/2035) ⁽⁹⁾	07/27/23	18,155,000	10,549,473	9,195,482	1.08%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 26.40%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/26/20	10,650,000	4,559,325	4,042,568	0.47%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 16.04%, maturity 10/20/2034) ⁽⁹⁾	03/25/22	10,000,000	7,336,353	5,984,591	0.70%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 22.36%, maturity 01/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	10/06/20	9,250,000	4,824,668	4,278,833	0.50%
Octagon 51, Ltd.	Income B Note (effective yield 19.28%, maturity 07/20/2034) ⁽⁹⁾	04/16/21	19,300,000	13,026,045	10,964,204	1.28%
Octagon 55, Ltd.	Subordinated Note (effective yield 12.19%, maturity 07/20/2034) ⁽⁹⁾	02/11/22	8,700,000	6,136,277	4,559,209	0.53%
Octagon 58, Ltd.	Income Note (effective yield 19.81%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/21/22	14,900,000	10,092,646	9,218,839	1.08%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/18/17	7,719,320	3,085,255	626,503	0.07%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 20.51%, maturity 10/15/2034) ⁽⁹⁾	02/12/24	3,500,000	2,490,542	2,386,336	0.28%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 6.39%, maturity 12/20/2028) ⁽⁹⁾	10/01/21	6,450,000	2,491,874	1,672,770	0.20%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 51.86%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	17,685	18,737	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 100.56%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	108,853	168,378	0.02%
Regatta XX Funding Ltd.	Income Note (effective yield 16.65%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	08/04/21	11,000,000	7,135,575	6,699,182	0.78%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 16.29%, maturity 10/20/2034) ⁽⁹⁾	06/10/22	9,000,000	6,230,784	6,024,378	0.70%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 22.44%, maturity 07/20/2035) ⁽⁹⁾	06/20/23	3,000,000	2,080,422	2,436,427	0.28%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 18.22%, maturity 01/20/2035) ⁽⁹⁾	02/14/23	5,800,000	3,687,887	3,722,403	0.44%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 13.12%, maturity 04/20/2034) ⁽⁹⁾	06/14/21	10,300,000	6,923,405	4,879,026	0.57%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 7.17%, maturity 10/20/2034) ⁽⁹⁾	04/22/22	26,264,625	19,417,786	11,292,958	1.32%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 19.41%, maturity 01/20/2035) ⁽⁹⁾	07/27/23	3,600,000	2,560,500	3,284,208	0.38%
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 13.95%, maturity 01/20/2036) ⁽⁹⁾	05/21/24	7,280,000	6,743,100	6,532,521	0.76%
RR 23 Ltd.	Subordinated Note (effective yield 17.11%, maturity 10/15/2035) ⁽⁹⁾	10/12/23	6,800,000	4,004,189	4,150,152	0.49%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 21.54%, maturity 07/20/2034) ⁽⁹⁾	02/01/24	5,525,000	4,178,423	4,147,897	0.49%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/28/18	11,370,000	3,968,302	1,188,997	0.14%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 2.50%, maturity 04/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	03/22/19	8,500,000	4,835,820	2,230,358	0.26%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 17.10%, maturity 04/20/2035) ⁽⁹⁾	09/07/23	34,020,000	25,283,907	24,046,221	2.81%
Venture 41 CLO, Limited	Subordinated Note (effective yield 21.95%, maturity 01/20/2034) ⁽⁹⁾	11/30/21	3,325,000	2,311,083	1,737,794	0.20%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 21.37%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	6,640,835	6,610,953	0.77%
Wellman Park CLO, Ltd.	Class M-1 Notes (effective yield 19.63%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	88,463	60,648	0.01%
Wellman Park CLO, Ltd.	Class M-2 Notes (effective yield 15.66%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	220,492	142,578	0.02%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 18.21%, maturity 01/20/2035) ⁽⁹⁾	05/03/22	10,560,000	7,949,400	7,551,464	0.88%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	11,597,500	3,367,756	617,833	0.07%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/05/16	9,681,764	2,167,725	968	0.00%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	12/17/14	11,000,000	3,279,569	550,000	0.06%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 8.29%, maturity 04/18/2036) ⁽⁹⁾ ⁽¹⁰⁾	02/02/17	17,700,000	9,802,623	6,247,910	0.73%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 7.27%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/09/17	23,940,000	13,787,539	8,477,599	0.99%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 1.07%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	06/22/18	15,750,000	7,960,031	4,418,776	0.52%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 20.02%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	09/20/19	13,470,000	8,268,137	6,737,457	0.79%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 17.95%, maturity 07/20/2035) ⁽⁹⁾ ⁽¹⁰⁾	06/03/22	8,950,000	6,094,593	4,873,234	0.57%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	04/08/15	16,871,644	5,325,102	553,376	0.06%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹²⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/03/17	11,600,000	-	44,184	0.01%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽⁹⁾ ⁽¹²⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽⁹⁾ ⁽¹¹⁾	10/29/18	3,015,000	1,393,917	120,600	0.01%
Total United States				945,390,295	785,259,752	91.75%
European Union - Various
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 16.02%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹³⁾	04/23/21	600,000	529,781	358,936	0.04%
BBAM European CLO II DAC	Subordinated Note (effective yield 29.80%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	11/05/21	1,000,000	1,107,481	1,078,002	0.13%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 20.23%, maturity 04/20/2033) ⁽⁹⁾ ⁽¹³⁾	05/26/21	1,500,000	1,217,667	1,149,732	0.13%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 16.36%, maturity 01/20/2033) ⁽⁹⁾ ⁽¹³⁾	04/23/24	1,125,000	1,035,419	1,021,326	0.12%
Total European Union - Various				3,890,348	3,607,996	0.42%
Total CLO Equity				949,280,643	788,867,748	92.17%

Loan Accumulation Facilities ⁽⁴⁾ ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLIV Ltd.	Loan Accumulation Facility ⁽⁹⁾	03/21/23	9,607,500	9,607,500	9,734,064	1.14%
Steamboat XLVIII Ltd.	Loan Accumulation Facility ⁽⁹⁾	04/08/24	3,178,250	3,178,250	3,197,968	0.37%
Steamboat XLIX Ltd.	Loan Accumulation Facility ⁽⁹⁾	06/03/24	1,362,250	1,362,250	1,362,858	0.16%
Total Loan Accumulation Facilities				14,148,000	14,294,890	1.67%

Asset Backed Securities ⁽⁴⁾
Structured Finance
France
FCT Alma 2022	Mezzanine Note, 12.00% (due 08/04/2025) ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁵⁾	08/02/23	14,700,000	15,959,728	15,853,514	1.85%
Ireland
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 14.14% (1M EURIBOR + 10.50%, due 07/14/2026) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	07/13/23	5,085,000	5,498,598	5,485,709	0.64%
Spain
BBVA Consumo FTA	Class E Note, 12.02% (3M EURIBOR + 8.20%, due 04/21/2037) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	05/10/24	1,500,000	1,615,725	1,606,425	0.19%
United States
Ally Bank Auto Credit-Linked Notes Series 2024-A	Class G Note, 12.75% (due 05/17/2032) ⁽⁹⁾ ⁽¹⁵⁾	05/17/32	5,000,000	5,000,000	5,000,000	0.58%
Carvana Auto Receivables Trust 2024-P2	Credit Linked Note - Class R (effective yield 17.50%, maturity 06/10/2031) ⁽⁸⁾ ⁽⁹⁾	06/04/24	23,083	8,704,368	8,704,368	1.02%
Huntington Bank Auto 2024-1	Credit Linked Note - Class E, 13.58% (CD SOFR + %, due 05/20/2032) ⁽⁶⁾ ⁽⁹⁾	06/14/24	2,500,000	2,500,000	2,500,000	0.29%
Total United States				16,204,368	16,204,368	1.89%
Total Asset Backed Securities				39,278,419	39,150,016	4.57%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets

Bank Debt Term Loan ⁽⁴⁾
Consumer Products
United States
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 11.09% (3M LIBOR + 5.50%, due 08/21/2027) ⁽⁶⁾	03/02/21	$502,328	$492,814	$40,186	0.00%

CFO Debt ⁽⁴⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	1,192,663	1,171,552	1,210,372	0.14%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	546,119	536,452	555,188	0.06%
Total CFO Debt				1,708,004	1,765,560	0.20%

CFO Equity ⁽⁴⁾ ⁽⁸⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽⁹⁾ ⁽¹⁶⁾	07/13/23	1,244,952	1,244,952	1,558,617	0.18%

Common Stock ⁽⁴⁾
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock ⁽¹⁹⁾	08/12/22	589	-	1,767	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	2,595,728	2,595,728	2,963,361	0.35%
Total Financial Services				2,596,893	2,965,711	0.35%
Leisure
United States
All Day Holdings LLC	Common Stock ⁽¹⁹⁾	08/19/22	560	-	8	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock ⁽¹⁹⁾	12/31/20	243,875	126,820	54,872	0.01%
Total Common Stock				2,723,713	3,020,591	0.36%

Corporate Bonds ⁽⁴⁾
Financial Services
United States
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	07/19/23	4,753,065	4,753,065	4,753,065	0.56%
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	6,056,698	6,056,698	6,056,698	0.71%
Total Corporate Bonds				10,809,763	10,809,763	1.27%

Preferred Stock ⁽⁴⁾
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	252	251,801	251,875	0.03%

Regulatory Capital Relief Securities ⁽⁴⁾
Banking
Canada
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.27% (3M CDOR + 13.00%, due 02/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁷⁾	11/30/22	4,550,000	3,382,020	3,406,398	0.40%
France
AASFL 2022-1	Credit Linked Note - Class B, 16.13% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	11/22/22	2,458,342	2,531,970	2,632,798	0.31%
BNP Paribas	Marianne Credit Linked Note, 13.41% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/22/23	1,070,116	1,139,299	1,146,079	0.13%
FCT Junon 2023-1	Class A Note, 13.57% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/26/23	4,800,000	5,074,320	5,140,694	0.60%
PXL 2022-1	Junior Credit Linked Note, 16.78% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	12/16/22	3,800,000	4,025,340	4,066,888	0.48%
Total France				12,770,929	12,986,459	1.52%
United States
CRAFT 2022-1A	Credit Linked Note, 17.32% (CD SOFR + 12.00%, due 04/21/2032) ⁽⁶⁾ ⁽⁹⁾	10/26/22	4,300,000	4,300,000	4,667,132	0.55%
LOFT 2022-1A	Note - Class C, 24.35% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁶⁾ ⁽⁹⁾	08/22/22	1,700,000	1,700,000	1,738,528	0.20%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 15.60% (CD SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾ ⁽⁹⁾	10/12/22	3,800,000	3,800,000	3,908,373	0.46%
Standard Chartered 7	Note - Class B, 16.35% (CD SOFR + 11.00%, due 04/25/2031) ⁽⁶⁾ ⁽⁹⁾	10/07/22	6,100,000	6,100,000	6,031,680	0.71%
TRAFIN 2023-1	Notes, 15.35% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁶⁾ ⁽⁹⁾	11/27/23	2,375,000	2,375,000	2,412,742	0.28%
Total United States				18,275,000	18,758,455	2.20%
Spain
Autonoria Spain 2022 FT	Note - Class G, 15.63% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/14/22	1,838,502	1,834,549	1,999,659	0.23%
Total Regulatory Capital Relief Securities				36,262,498	37,150,971	4.35%

Warrants ⁽⁴⁾
Oil & Gas
United States
Greenfire Resources Ltd	Warrant ⁽¹⁹⁾	09/27/23	2,008	-	-	0.00%

Total investments at fair value as of June 30, 2024				$1,223,573,163	$1,068,561,296	124.89%

Liabilities at fair value ⁽²¹⁾
6.6875% Unsecured Notes due 2028	Unsecured Note	01/00/00	$(32,423,800)	$(32,423,800)	$(31,749,385)	-3.71%
5.375% Unsecured Notes due 2029	Unsecured Note	01/00/00	(93,250,000)	(93,250,000)	(84,372,600)	-9.87%
6.75% Unsecured Notes due 2031	Unsecured Note	01/00/00	(44,850,000)	(44,850,000)	(43,755,660)	-5.12%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,313,825)	(48,513,108)	-5.67%
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		(52,929,025)	(52,923,264)	(52,481,669)	-6.14%
Total liabilities at fair value as of June 30, 2024				$(277,760,889)	$(260,872,422)	-30.51%

Net assets above (below) investments at fair value and liabilities at fair value					47,439,639

Net assets as of June 30, 2024					$855,128,513

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company’s formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of June 30, 2024, the aggregate fair value of these securities is $1.1 billion, or 124.89% of the Company’s net assets.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of June 30, 2024, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.
(8)	CLO equity, CFO equity and Asset Backed Securities residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of June 30, 2024, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.25%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 15.28%.
(9)	Classified as Level III investment. See Note 3 “Investments” for further discussion.
(10)	Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2024, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of June 30, 2024 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of June 30, 2024. See Note 10 “Commitments and Contingencies” for further discussion.
(17)	Investment principal amount is denominated in CAD.
(18)	Fair value includes the Company’s interest in fee rebates on CLO income notes along with the Company’s share of income from a revenue sharing agreement.
(19)	The following investment is not an income producing security.
(20)	The following is an affiliated investment as defined under the 1940 act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 4 “Related Party Transactions” for further discussion.
(21)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031, 6.50% Series C Term Preferred Stock due 2031 and 8.00% Series F Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

Reference Key:
CAD	Canadian Dollar
CD	Compounded Daily
CDOR	Canadian Dollar Offered Rate
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value (1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	3,116,771	EUR	2,916,611	Barclays Bank PLC	6/26/2024	7/31/2024	$3,743
USD	38,746,040	EUR	36,064,399	Barclays Bank PLC	4/26/2024	7/31/2024	46,282
USD	3,438,369	CAD	4,691,719	Barclays Bank PLC	4/26/2024	7/31/2024	8,215
							$58,240

(1) See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the six months ended June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income (1)	$79,293,634
Other income	3,415,134
Dividend income (1)	378,601
Total Investment Income	83,087,369

EXPENSES
Incentive fee	12,082,762
Interest expense	8,634,639
Management fee	7,929,360
Commission expense	1,609,707
Professional fees	1,139,390
Administration fees	699,015
Tax expense	400,062
Directors’ fees	198,750
Other expenses	779,437
Total Expenses	33,473,122

NET INVESTMENT INCOME	49,614,247

DISTRIBUTIONS ON TEMPORARY EQUITY
6.75% Series D Perpetual Preferred Stock distributions (Note 2)	1,225,254
7.00% Series AA Convertible Perpetual Preferred Stock distributions (Note 2)	57,667
7.00% Series AB Convertible Perpetual Preferred Stock distributions (Note 2)	279
Total Distributions on Temporary Equity	1,283,200

NET INVESTMENT INCOME LESS DISTRIBUTIONS ON TEMPORARY EQUITY	48,331,047

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(9,916,227)
Forward currency contracts	259,262
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(12,987,318)
Forward currency contracts	1,432,135
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,012,255
NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,199,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,131,154

(1) Interest income, dividend income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $505,677, $365,423 and ($891), respectively.  See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the six months ended June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,131,154

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(7,358,302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS AND COMPREHENSIVE INCOME	$23,772,852

(1)	See Note 2 “Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2024	June 30, 2023
INVESTMENT INCOME
Interest income (1)	$79,293,634	$60,040,211
Other income	3,415,134	3,612,921
Dividend income (1)	378,601	-
Total Investment Income	83,087,369	63,653,132

EXPENSES
Incentive fee	12,082,762	9,652,585
Interest expense	8,634,639	6,816,361
Management fee	7,929,360	5,279,688
Commission expense	1,609,707	-
Professional fees	1,139,390	927,766
Administration fees	699,015	614,893
Tax expense	400,062	63,420
Directors’ fees	198,750	198,750
Other expenses	779,437	567,230
Total Expenses	33,473,122	24,120,693

NET INVESTMENT INCOME	49,614,247	39,532,439

DISTRIBUTIONS ON TEMPORARY EQUITY
6.75% Series D Perpetual Preferred Stock distributions (Note 2)	1,225,254	922,101
7.00% Series AA Convertible Perpetual Preferred Stock distributions (Note 2)	57,667	-
7.00% Series AB Convertible Perpetual Preferred Stock distributions (Note 2)	279	-
Total Distributions on Temporary Equity	1,283,200	922,101

NET INVESTMENT INCOME LESS DISTRIBUTIONS ON TEMPORARY EQUITY	48,331,047	38,610,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(9,916,227)	(17,181,276)
Forward currency contracts	259,262	-
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(12,987,318)	5,659,419
Forward currency contracts	1,432,135	-
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,012,255	(492,938)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,199,893)	(12,014,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,131,154	$26,595,543

Note: The above Consolidated Statements of Operations represents the six months ended June 30, 2024, and the six months ended June 30, 2023 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2024	March 31, 2024	June 30, 2024
INVESTMENT INCOME
Interest income (1)	$40,414,097	$38,879,537	$79,293,634
Other income	1,705,438	1,709,696	3,415,134
Dividend income (1)	157,357	221,244	378,601
Total Investment Income	42,276,892	40,810,477	83,087,369

EXPENSES
Incentive fee	6,361,662	5,721,100	12,082,762
Interest expense	4,455,050	4,179,589	8,634,639
Management fee	4,125,035	3,804,325	7,929,360
Commission expense	30,041	1,579,666	1,609,707
Professional fees	286,910	852,480	1,139,390
Administration fees	339,039	359,976	699,015
Tax expense	25,062	375,000	400,062
Directors’ fees	99,375	99,375	198,750
Other expenses	385,721	393,716	779,437
Total Expenses	16,107,895	17,365,227	33,473,122

NET INVESTMENT INCOME	26,168,997	23,445,250	49,614,247

DISTRIBUTIONS ON TEMPORARY EQUITY
6.75% Series D Perpetual Preferred Stock distributions (Note 2)	664,405	560,849	1,225,254
7.00% Series AA Convertible Perpetual Preferred Stock distributions (Note 2)	57,667	-	57,667
7.00% Series AB Convertible Perpetual Preferred Stock distributions (Note 2)	279	-	279
Total Distributions on Temporary Equity	722,351	560,849	1,283,200

NET INVESTMENT INCOME LESS DISTRIBUTIONS ON TEMPORARY EQUITY	25,446,646	22,884,401	48,331,047

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(11,617,574)	1,701,347	(9,916,227)
Forward currency contracts	834,094	(574,832)	259,262
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(18,975,556)	5,988,238	(12,987,318)
Forward currency contracts	(374,230)	1,806,365	1,432,135
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,104,203	2,908,052	4,012,255
NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,029,063)	11,829,170	(17,199,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,582,417)	$34,713,571	$31,131,154

Note: The above Consolidated Statements of Operations represents the three months ended June 30, 2024, the three months ended March 31, 2024, and the six months ended June 30, 2024 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	six months ended	year ended
	June 30, 2024	December 31, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income	$49,614,247	$88,134,018
6.75% Series D Perpetual Preferred Stock distributions (Note 2)	(1,225,254)	(1,863,486)
7.00% Series AA Convertible Perpetual Preferred Stock distributions (Note 2)	(57,667)	-
7.00% Series AB Convertible Perpetual Preferred Stock distributions (Note 2)	(279)	-
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(9,916,227)	(16,255,570)
Forward currency contracts	259,262	(162,560)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(12,987,318)	51,957,990
Forward currency contracts	1,432,135	(1,373,895)
Net unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,012,255	(3,548,112)
Total net increase (decrease) in net assets resulting from operations	31,131,154	116,888,385

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(7,358,302)	(5,861,663)

Common stock distributions:
Total earnings distributed	(82,296,416)	(120,694,640)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(82,296,416)	(120,694,640)

Capital share transactions:
Proceeds from the issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	196,263,485	201,608,459
Proceeds from the issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	9,045,025	17,137,262
Total capital share transactions	205,308,510	218,745,721

Total increase (decrease) in net assets	146,784,946	209,077,803
Net assets at beginning of period	708,343,567	499,265,764
Net assets at end of period	$855,128,513	$708,343,567

Capital share activity:
Shares of common stock sold pursuant to the Company’s “at the market” program	19,888,907	20,155,643
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	943,517	1,746,514
Total increase (decrease) in capital share activity	20,832,424	21,902,157

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows
For the six months ended June 30, 2024

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$31,131,154

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(372,513,176)
Proceeds from sales of investments and repayments of principal (1)	165,546,667
Payment-in-kind interest	(45,940)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	9,916,227
Forward currency contracts	(259,262)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	12,987,318
Forward currency contracts	(1,432,135)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(4,012,255)
Amortization (accretion) included in interest expense	(51,888)
Amortization (accretion) of premiums or discounts on debt securities	(362,310)
Changes in assets and liabilities:
Interest receivable	1,657,957
Prepaid expenses	141,819
Incentive fee payable	(488,199)
Management fee payable	746,319
Professional fees payable	489,336
Administration fees payable	157,613
Due to affiliates	(1,524)
Tax expense payable	(9,988)
Interest payable	5,131
Other expenses payable	314,713
Net cash provided by (used in) operating activities	(156,082,423)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of change in common stock distribution payable	(82,296,416)
Proceeds from the issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	196,263,485
Proceeds from the issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan, net of change in receivable for shares of common stock issued	8,616,299
Issuance of 6.75% Series D Preferred Stock pursuant to the Company’s “at the market” program	11,093,319
Issuance of 8.00% Series F Term Preferred Stock due 2029	49,000,000
Issuance of 8.00% Series F Term Preferred Stock due 2029 pursuant to the Company’s “at the market” program	3,929,025
Share issuance (discount) premium associated with 8.00% Series F Term Preferred Stock due 2029	(6,048)
Issuance of 7.00% Series AA Preferred Stock	8,640,300
Issuance of 7.00% Series AB Preferred Stock	71,349
Net cash provided by (used in) financing activities	195,311,313

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	39,228,890

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	254,897

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	46,445,467

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$85,929,254

Supplemental disclosures:
Cash paid for interest expense	$8,686,527
Cash paid for excise tax	$350,000
Cash paid for distributions on temporary equity	$1,278,069
Cash paid for franchise taxes	$60,050

(1)	Proceeds from sales or maturity of investments includes $43,988,894 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of June 30, 2024, Sub I, Sub II and Sub II US represent 53.0%, 2.4% and 0.8% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.
●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.
●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Joint Venture (“JV”) investments held by the Company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts is considered restricted.

Temporary Equity

The Company’s 6.75% Series D Perpetual Preferred Stock (the “Series D Perpetual Preferred Stock”), 7.00% Series AA Convertible Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”) and 7.00% Series AB Convertible Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock” and collectively with the Series D Perpetual Preferred Stock and Series AA Convertible Perpetual Preferred stock, the “Perpetual Preferred Stock”) are accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Perpetual Preferred Stock consist of fees and expenses incurred in connection with the issuance and net of issuance premiums/(discounts), if any, which are capitalized and recorded as temporary equity, and will be amortized only when it is probable the Perpetual Preferred Stock becomes redeemable. As of June 30, 2024, the Company is compliant with all contingent redemption provisions of the perpetual preferred offerings; therefore, no deferred issuance costs have been amortized. The following table reflects balances of preferred stock treated as temporary equity as of June 30, 2024:

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value

Series D Perpetual Preferred Stock	1,726,346	$43,158,650	$(4,632,194)	$38,526,456

Series AA Convertible Perpetual Preferred Stock	380,865	9,521,621	(881,321)	8,640,300

Series AB Convertible Perpetual Preferred Stock	2,950	73,750	(2,401)	71,349

Distributions paid on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, collateralized fund obligation (“CFO”) debt, corporate bonds and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates, CFO equity, and ABS residual tranche investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and ABS residual tranche position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the six months ended June 30, 2024 was $2.6 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Dividend Income

Dividend income represents dividend income from the Company’s common stock investments.

Interest Expense

Interest expense includes the Company’s distributions associated with its Term Preferred Stock and interest paid associated with its Unsecured Notes. Interest expense also includes the Company’s amortization of original issue premiums/discounts associated with its Term Preferred Stock.

The following table summarizes the components of interest expense for the six months ended June 30, 2024:

	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$1,765,204	$1,817,371	$1,084,171	$2,506,094	$1,513,687	$8,686,527

Amortization of issuance (premium) discount	(52,176)	288	-	-	-	(51,888)

Total interest expense	$1,713,028	$1,817,659	$1,084,171	$2,506,094	$1,513,687	$8,634,639

The Company’s Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of June 30, 2024.

See Note 7 “Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Term Preferred Stock issuances and Unsecured Notes issuances, respectively.

Original Issue Premiums

Original issue premiums/discounts on liabilities consist of premiums received in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums/discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of original issue premiums and discounts are reflected as a contra expense and interest expense, respectively, in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions or redemptions and subsequent retirement as a realized gain or loss in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of June 30, 2024, the Company held $1.9 million in restricted cash associated with forward currency contracts entered into by the Company.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

As of June 30, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$1,281,270,095

Gross unrealized appreciation	$38,141,714
Gross unrealized depreciation	(250,850,513)
Net unrealized depreciation	$(212,708,799)

For the six months ended June 30, 2024, the Company incurred $50,062 in Delaware franchise tax expense and $350,000 in U.S. federal excise tax related to the 2023 tax year.

The Company’s subsidiary, Eagle Point Credit Company Sub II (US) LLC has elected to be treated as a corporation for U.S. tax purposes and may be subject to federal, state and local tax where it operates or is deemed to operate. The subsidiary has no significant tax liability as of June 30, 2024.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

For the six months ended June 30, 2024, the Company paid distributions on common stock with record dates during 2024 of $82.3 million or $0.96 per share.

For the six months ended June 30, 2024, the Company declared and paid dividends on the Series C Term Preferred Stock of $1.8 million or approximately $0.81 per share of the Series C Term Preferred Stock.

For the six months ended June 30, 2024, the Company declared and paid dividends on the Series D Perpetual Preferred Stock of $1.2 million or approximately $0.84 per share of the Series D Perpetual Preferred Stock.

For the six months ended June 30, 2024, the Company declared and paid dividends on the Series F Term Preferred Stock of $1.8 million or approximately $0.89 per share of the Series F Term Preferred Stock.

For the six months ended June 30, 2024, the Company declared and paid dividends on the Series AA Convertible Perpetual Preferred Stock of $0.1 million or approximately $0.27 per share of the Series AA Convertible Perpetual Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

For the six months ended June 30, 2024, the Company declared and paid dividends on the Series F Term Preferred Stock of $246 or approximately $0.11 per share of the Series AB Convertible Perpetual Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2024:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$171.7	$-	$-	$171.7
CLO Equity	-	-	788.9	-	788.9
Loan Accumulation Facilities	-	-	14.3	-	14.3
Asset Backed Securities	-	-	39.2	-	39.2
Bank Debt Term Loan	-	0.0	-	-	0.0
CFO Debt	-	-	1.8	-	1.8
CFO Equity	-	-	1.6	-	1.6
Common Stock	-	0.1	0.0	3.0	3.1
Corporate Bonds	-	-	4.8	6.1	10.9
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	37.2	-	37.2
Warrants	-	0.00	-	-	0.0
Total Investments at Fair Value (1)	$-	$171.7	$887.8	$9.0	$1,068.6

Liabilities at Fair Value

Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$31.7	$-	$-	$-	$31.7
Series 2029 Notes	84.4	-	-	-	84.4
Series 2031 Notes	43.8	-	-	-	43.8
Series C Term Preferred Stock	48.5	-	-	-	48.5
Series F Term Preferred Stock	52.5	-	-	-	52.5
Total Liabilities at Fair Value (1)	$260.9	$-	$-	$-	$260.9

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts (1)	$-	$0.1	$-	$-	$0.1

(1)	Amounts may not foot due to rounding.
(2)	Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of June 30, 2024.

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$731.6	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 9.29%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.38% - 4.53% / 3.57%
			Reinvestment Price	99.50%
			Recovery Rate	66.54% - 70.00% / 69.54%
			Expected Yield (4)	3.70% - 93.78% / 22.36%

Asset Backed Securities	21.3	Discounted Cash Flow	Discount Rate	12.62% - 13.42% / 12.83%
CFO Debt	1.8	Discounted Cash Flow	Discount Rate	11.43% - 14.74% / 12.47%
CFO Equity	1.6	Discounted Cash Flow	Discount Rate (5)	38.30%
Corporate Bonds	4.8	Discounted Cash Flow	Discount Rate (5)	13.00%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (5)	12.00%
Regulatory Capital Relief Securities	37.2	Discounted Cash Flow	Discount Rate	12.32% - 21.18% / 14.64%
Total Fair Value of Level III Investments (6)	$798.6

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

(5) Range not shown as only one position is included in category.

(6) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent transactions and data reported by trustees. As a result, investments with a fair value of $63.3 million have been excluded from the preceding table. Additionally, the preceding table excludes $25.9 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the six months ended June 30, 2024:

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Debt	CFO Equity

Balance as of January 1, 2024	$633.0		$21.5		$24.6	$1.2	$0.9
Purchases of investments	233.4	(1)	50.7		21.5	0.6	0.4
Proceeds from sales or maturity of investments	(46.6	) (2)	(57.9	) (1)	(6.3)	-	-

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(30.9)		-		(0.6)	-	0.3
Balance as of June 30, 2024 (3) (4)	$788.9		$14.3		$39.2	$1.8	$1.6
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2024	$(17.8)		$0.1		$(0.5)	$0.0	$0.2

	Common Stock		Corporate Bonds		Preferred Stock	Regulatory Capital Relief Securities	Total

Balance as of January 1, 2024	$0.0		$3.0		$0.3	$38.4	$722.8
Purchases of investments	-		1.7		-	-	308.3
Proceeds from sales or maturity of investments	-		-		-	(1.2)	(112.0)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.0		0.1		-	-	(31.3)
Balance as of June 30, 2024 (3) (4)	$0.0		$4.8		$0.3	$37.2	$887.8
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2024	$-		$(0.0)		$-	$-	$(17.9)

Amounts in millions.

(1)	Includes $37.8 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $44.0 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.
(4)	Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Valuation of Bank Debt Term Loans, ABS, CFO Debt, CFO Equity, Common Stock, Corporate Bonds, Preferred Stock, Regulatory Capital Relief Securities and Warrants

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO debt, CFO equity, common stock, corporate bonds, preferred stock, regulatory capital relief securities and warrants. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser may also utilize the mid-point of an indicative broker quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date.

Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Company considers the notional amounts as of June 30, 2024, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the six months ended June 30, 2024:

Primary Underlying Risk	Long Exposure	Short exposure
	Notional amounts	Notional amounts

Foreign Exchange Risk
Forward Currency Contracts	$45,301,179	$-

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of June 30, 2024. Balances are presented on a gross

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the six months ended June 30, 2024.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$58,240	$-	$259,262	$1,432,135

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of June 30, 2024:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$58,240	$-	$1,890,000	$58,240

5.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $7.9 million for the six months ended June 30, 2024, and has a payable balance of $4.1 million as of June 30, 2024.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $12.1 million for the six months ended June 30, 2024, and has a payable balance of $7.1 million as of June 30, 2024.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2024, the Company was charged a total of $0.7 million in administration fees consisting of $0.4 million and $0.3 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.3 million was payable as of June 30, 2024.

Affiliated Ownership

As of June 30, 2024, the Adviser and senior investment team held an aggregate of 1.6% of the Company’s common stock and 0.1% of the Series C Term Preferred Stock. This represented 1.5% of the total outstanding voting stock of the Company as of June 30, 2024. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, as of June 30, 2024.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Dealer Manager

On March 22, 2024, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company's Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company's Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company's Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share, subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of $25 for each share (the “Convertible Perpetual Preferred Stock Liquidation Preference”) of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. For the fiscal six months ended June 30, 2024, the total amount paid by the Company in connection with Convertible Perpetual Preferred Stock to the Dealer Manager was $0.8 million. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Company.

Affiliated Investments

The following investments were considered affiliated investments as defined under the 1940 Act, for which the Company’s ownership alongside other funds managed by the Adviser exceeds 5% or more of outstanding voting securities as of June 30, 2024.

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$289,692	$-	$(885)	$4,753,065	$4,753,065	$6,332,503
Delta Financial Holdings LLC	Preferred Units	-	-	(13)	251,875	251,801	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	9	18	N/A

Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028)	215,984	-	-	6,056,698	6,056,698	1,958,302
Senior Credit Corp 2022 LLC	Common Stock	-	365,423	-	2,963,361	2,595,728	839,272
	Total	$505,677	$365,423	$(897)	$14,025,582	$13,658,457	$9,130,077

6.	COMMON STOCK

As of December 31, 2023, there were 100,000,000 shares of common stock authorized, of which 76,948,138 shares were issued and outstanding.

At a special meeting of stockholders held on February 13, 2024, stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000.

On June 8, 2023, the Company filed a shelf registration with 100,000,000 shares of common stock authorized.

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched an ATM offering to sell up to $225 million aggregate amount of its common stock.

Pursuant to a prospectus supplement filed with the SEC on February 23, 2024, the Company launched a new ATM offering to sell up to $500 million aggregate amount of its common stock. As a result of the new ATM offering, $18,748 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the six months ended June 30, 2024, the Company sold 19,888,907 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $196.3 million. In connection with such sales, the Company paid a total of $4.0 million in sales agent commissions.

For the six months ended June 30, 2024, 943,517 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $9.0 million.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

As of June 30, 2024, there were 200,000,000 shares of common stock authorized, of which 97,780,562 shares were issued and outstanding.

7.	PREFERRED STOCK

As of June 30, 2024, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding, 1,726,346 shares of Series D Perpetual Preferred Stock were issued and outstanding, 2,117,161 shares of Series F Term Preferred Stock were issued and outstanding, 380,865 shares of Series AA Convertible Perpetual Preferred Stock were issued and outstanding and 2,950 shares of Series AB Convertible Perpetual Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

On January 18, 2024, the Company closed an underwritten public offering of 1,400,000 shares of its Series F Term Preferred Stock, resulting in net proceeds to the Company of $33.6 million after payment of underwriting discounts and commissions of $1.1 million and offering expenses of $0.3 million. Subsequently, on January 24, 2024, the Company closed a follow on offering of 400,000 shares of its Series F Term Preferred Stock, resulting in net proceeds to the Company of $9.6 million after payment of underwriting discounts and commissions of $0.3 million and offering expenses of $0.1 million.

Subsequently, on January 31, 2024, the underwriters purchased an additional 160,000 shares of its Series F Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $3.9 million after payment of underwriting discounts and commissions of $0.1 million.

The Company has accounted for its Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock and Series F Term Preferred Stock on June 30, 2031 and January 31, 2029, respectively, at a redemption price of $25 per share, plus accrued but unpaid dividends, if any. The Company, at its sole option, may redeem the outstanding shares of the Series C Term Preferred Stock at any time. At any time on or after January 18, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series F Term Preferred Stock.

The Company has elected the FVO under ASC 825 for its Term Preferred Stock. Accordingly, the Term Preferred Stock are measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to market risk for the six months ended June 30, 2024 is $0.9 million and $0.6 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to instrument-specific credit risk for the six months ended June 30, 2024 is ($2.6) million and ($0.2) million respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Preferred Stock

The Company has accounted for its Series D Perpetual Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Series D Perpetual Preferred Stock will be redeemed.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Perpetual Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

Convertible Perpetual Preferred Stock

Pursuant to a prospectus supplement filed with the SEC on March 22, 2024, the Company launched an offering to sell up to 4,000,000 shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million. For the six months ended June 30, 2024, the Company sold 380,865 shares of Series AA Convertible Perpetual Preferred Stock and 2,950 shares of Series AB Convertible Perpetual Preferred Stock, for total proceeds of $8.7 million.

The Company has accounted for its Convertible Perpetual Preferred Stock as temporary equity under ASC 480. Accordingly, the Convertible Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at the Convertible Perpetual Preferred Stock Liquidation Preference, net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Convertible Perpetual Preferred Stock will be redeemed.

At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common stock over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.

The Company may elect to settle the Convertible Perpetual Preferred Stock holder optional conversions in cash or shares at the Conversion Price.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched an ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Perpetual Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively.

Pursuant to a prospectus supplement filed with the SEC on January 31, 2024, the Company updated the ATM offering to allow the Company to sell up to up to 1,000,000 shares of Series D Perpetual Preferred Stock with an aggregate liquidation preference of $25.0 million, inclusive of any shares of such preferred stock previously sold

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

pursuant to the ATM offering.

Pursuant to a prospectus supplement filed with the SEC on February 23, 2024, the Company launched a new ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock, up to 1,000,000 shares of Series D Perpetual Preferred Stock and up to 1,000,000 shares of Series F Term Preferred Stock with an aggregate liquidation preference of $20.0 million, $25.0 million and $25.0 million, respectively. For the six months ended June 30, 2024, the Company sold 569,951 shares of its Series D Perpetual Preferred Stock and 157,161 shares of its Series F Term Preferred Stock, pursuant to the ATM offerings, for total proceeds to the Company of $14.9 million. In connection with such sales, the Company paid a total of $0.3 million in sales agent commissions.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

8.	UNSECURED NOTES

As of June 30, 2024, there were $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes, Series 2029 Notes and Series 2031 Notes will mature on April 30, 2028, January 31, 2029 and March 31, 2031, respectively. 100% of the aggregate principal amount for the Unsecured Notes are payable at maturity. The Company may redeem the Series 2028 Notes and the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option. The Company may redeem the Series 2029 Notes in whole or in part at any time or from time to time at the Company’s option, on or after January 31, 2025.

The Company has accounted for its Unsecured Notes utilizing the FVO under ASC 825.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to market risk for the six months ended June 30, 2024 is $0.5 million, $1.2 million and $0.7 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the six months ended June 30, 2024 is ($1.1) million, ($2.2) million and ($1.4) million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2024; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the six months ended June 30, 2024.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2024, and as of December 31, 2023:

Asset Coverage of Preferred Stock and Debt Securities
	As of June 30, 2024	As of December 31, 2023
Total assets	$1,211,117,050	$954,493,581
Less liabilities and indebtedness not represented by senior securities	(47,883,770)	(14,067,352)
Net total assets and liabilities	$1,163,233,280	$940,426,229

Preferred Stock	$159,996,871	$83,223,700
Unsecured Notes	170,523,800	170,523,800
	$330,520,671	$253,747,500

Asset coverage of preferred stock (1)	352%	371%
Asset coverage of debt securities (2)	682%	551%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

10.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2024, the Company had total unfunded commitments of $17.3 million arising from certain ABS, CFO debt, CFO equity, common stock and corporate bond investments.

11.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

12.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The Company has fully adopted the provisions of ASU 2022-03, which did not have a material impact on the Company’s consolidated financial statements and related disclosures.

13.	SUBSEQUENT EVENTS

On July 31, 2024, the Company paid a distribution of $0.16 per share on its common stock, consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share, to holders of record as of July 11, 2024. Additionally, on July 30, 2024, the Company declared three separate distributions of $0.16 per share on its common stock, with each distribution consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share. The distributions are payable on each of October 31, 2024, November 29, 2024 and December 31, 2024 to holders of record as of October 11, 2024, November 12, 2024 and December 11, 2024, respectively.

On July 31, 2024, the Company paid a monthly distribution of $0.135417 per share of its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share of its Series D Perpetual Preferred Stock and a monthly distribution of $0.166667 per share of its Series F Term Preferred Stock to holders of record as of July 11, 2024. Additionally, on July 30, 2024, the Company declared three separate distributions of $0.135417, $0.140625 and $0.166667 per share of its Series C Term Preferred Stock, Series D Perpetual Preferred Stock, and Series F Term Preferred Stock respectively. The distributions are payable on each of October 31, 2024, November 29, 2024 and December 31, 2024 to holders of record as of October 11, 2024, November 12, 2024 and December 11, 2024, respectively.

On July 31, 2024, the Company paid a monthly distribution of $0.145834 per share of its Convertible Perpetual Preferred Stock, to holders of record as of July 17, 2024. Additionally, on July 30, the Company declared three separate distributions of $0.145834 per share of its Convertible Perpetual Preferred Stock. The distributions are payable on each of October 31, 2024, November 29, 2024 and December 31, 2024 to holders of record as of October 11, 2024, November 12, 2024 and December 11, 2024, respectively. For new shareholders, their initial monthly distribution amount will be pro-rated from the date the shareholder acquired their shares of Convertible

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(Unaudited)

Perpetual Preferred Stock.

For the period from April 1, 2024 to July 30, 2024, the Company sold 4,752,969 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $46.8 million. In connection with such sales, the Company paid a total of $1.0 million in sales agent commissions.

For the period from April 1, 2024 to April 30, 2024, the Company sold 283,629 shares of its Series D Perpetual Preferred Stock and 34,131 shares of Series F Term Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $6.3 million. In connection with such sales, the Company paid a total of $0.1 million in sales agent commissions.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the six months ended June 30, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value at beginning of period	$9.21	$9.07	$13.39	$11.18	$10.59	$12.40

Net investment income (1) (2)	0.58	1.36	1.53	1.31	1.15	1.34

6.75% Series D Perpetual Preferred Stock distributions (2)	(0.01)	(0.03)	(0.04)	-	-	-

7.00% Series AA Convertible Perpetual Preferred Stock distributions (2)	-	-	-	-	-	-

7.00% Series AB Convertible Perpetual Preferred Stock distributions (2)	-	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (2) (3)	(0.22)	0.48	(4.39)	2.65	0.49	(1.29)

Forward currency contracts (2)	0.02	(0.02)	-	-	-	-

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.05	(0.05)	0.69	(0.02)	0.01	(0.08)

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	0.42	1.74	(2.21)	3.94	1.65	(0.03)

Common stock distributions from net investment income (4)	(0.96)	(1.86)	(2.37)	(1.64)	(0.26)	(1.40)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	-	-	-	(1.06)	(1.00)

Total common stock distributions declared to stockholders (4)	(0.96)	(1.86)	(2.37)	(1.64)	(1.32)	(2.40)

Common stock distributions based on weighted average shares impact (5)	-	-	(0.13)	(0.04)	0.02	-

Total common stock distributions	(0.96)	(1.86)	(2.50)	(1.68)	(1.30)	(2.40)

Effect of other comprehensive income (2) (6)	(0.09)	(0.09)	0.15	(0.08)	0.05	(0.10)

Effect of paid-in capital contribution (2)	-	-	-	-	-	-

Effect of shares issued (7)	0.22	0.39	0.32	0.06	0.20	0.77

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.05)	(0.06)	(0.08)	(0.03)	(0.02)	(0.07)

Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	0.02	-	-	0.01	0.02

Net effect of shares issued	0.17	0.35	0.24	0.03	0.19	0.72

Net asset value at end of period	$8.75	$9.21	$9.07	$13.39	$11.18	$10.59

Per share market value at beginning of period	$9.50	$10.12	$14.00	$10.09	$14.61	$14.21

Per share market value at end of period	$10.05	$9.50	$10.12	$14.00	$10.09	$14.61

Total return (8)	16.84%	18.92%	-11.60%	51.60%	-19.76%	20.15%

Shares of common stock outstanding at end of period	97,780,562	76,948,138	55,045,981	37,526,810	32,354,890	28,632,119

Ratios and Supplemental Data:

Net asset value at end of period	$855,128,513	$708,343,567	$499,265,764	$502,304,335	$361,660,688	$303,272,860
Ratio of expenses to average net assets (9) (10)	8.16%	8.51%	9.94%	9.71%	10.56%	10.00%
Ratio of net investment income to average net assets (9) (10)	12.81%	14.73%	13.80%	9.90%	13.44%	10.64%
Portfolio turnover rate (11)	19.01%	19.79%	30.19%	51.56%	52.80%	34.83%
Asset coverage of preferred stock	352%	371%	286%	313%	354%	279%
Asset coverage of debt securities	682%	551%	423%	534%	534%	476%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6 2014 to December 31, 2014
Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00

Net investment income (1) (2)	1.59	1.88	2.14	1.89	0.32

6.75% Series D Perpetual Preferred Stock distributions (2)	-	-	-	-	-

7.00% Series AA Convertible Perpetual Preferred Stock distributions (2)	-	-	-	-	-

7.00% Series AB Convertible Perpetual Preferred Stock distributions (2)	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (2) (3)	(3.92)	(0.12)	3.88	(4.85)	(0.62)

Forward currency contracts (2)	-	-	-	-	-

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.06	-	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.27)	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(0.89)	(0.05)	-	(0.87)	-

Total common stock distributions declared to stockholders (4)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)

Common stock distributions based on weighted average shares impact (5)	0.01	-	-	-	-

Total common stock distributions	(2.39)	(2.65)	(2.40)	(2.40)	(0.55)

Effect of other comprehensive income (2) (6)	0.06	-	-	-	-

Effect of paid-in capital contribution (2)	0.06	-	-	-	-

Effect of shares issued (7)	0.29	0.27	0.18	-	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.12)	(0.11)	(0.04)	-	(0.07)

Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	0.02	-	-	-

Net effect of shares issued	0.17	0.18	0.14	-	(0.07)

Net asset value at end of period	$12.40	$16.77	$17.48	$13.72	$19.08

Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93

Per share market value at end of period	$14.21	$18.81	$16.71	$16.43	$20.10

Total return (8)	-13.33%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (9) (10)	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (9) (10)	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (11)	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	246%	268%	286%	365%	N/A
Asset coverage of debt securities	477%	537%	722%	1028%	N/A

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock preferred stockholders and Series F Term Preferred Stock, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock ,Series C Term Preferred Stock and Series F Term Preferred Stock are reflected in net investment income, and totaled ($0.04) and ($0.00) per share of common stock, respectively, for the six months ended June 30, 2024, ($0.05) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)	Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the six months ended June 30, 2024 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(9)	Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the six months ended June 30, 2024 and for the years ended December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.04%, 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the year ended December 31, 2023 include excise tax refund of -0.12%.
(10)	Ratios for the six months ended June 30, 2024 and for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series F Term Preferred Stock and the Unsecured Notes of 2.18%, 2.28%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distributions on the Series D Perpetual Preferred Stock, Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for the six months ended June 30, 2024 and for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 of 0.32%. 0.31%, 0.37% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the six months ended June 30, 2024
Preferred Stock	$159,996,871	$87.98	$25	$22.45

Unsecured Notes	$170,523,800	$6,821.53	N/A	$23.27

For the year ended December 31, 2023
Preferred Stock	$83,223,700	$92.65	$25	$21.04

Unsecured Notes	$170,523,800	$5,514.93	N/A	$22.51

For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25

Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48

Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25

Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04

Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78

Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75

Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41

Unsecured Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43

Unsecured Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECCF, ECC PRD; Unlisted: ECC AA, ECC AB) and(b) for each $25 principal amount of the Unsecured Notes (NYSE: ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was outstanding. A $25 market value was assumed for unlisted securities.

Dividend Reinvestment Plans

Dividend Reinvestment Plan for Common Stock Holders

The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our common stock. Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP

Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Dividend Reinvestment Plan for Convertible and Perpetual Preferred Stock Holders

The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our Convertible and Perpetual Preferred Stock. Under this DRIP, each holder of at least one full share of our Convertible and Perpetual Preferred Stock will be automatically enrolled in our DRIP and distributions on shares of our Convertible and Perpetual Preferred Stock are automatically reinvested in additional shares of the applicable series of Convertible and Perpetual Preferred Stock at a 5% discount to the liquidation preference by Computershare Trust Company, N.A. (as the DRIP agent) unless the holder opts out of our DRIP. Holders of our Convertible and Perpetual Preferred Stock who receive distributions in the form of additional shares of our Convertible and Perpetual Preferred Stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Shares of Convertible and Perpetual Preferred Stock received through our DRIP will have the same original issue date for purposes of the Holder Optional Conversion Fee (as described in the prospectus supplement for the offering) and for other terms of the Convertible and Perpetual Preferred Stock based on issuance date as the Convertible and Perpetual Preferred Stock for which the dividend was declared. For more information on our DRIP, please contact Computershare Trust Company, N.A at Computershare Trust Company, N.A., P.O. Box 43007 Providence, RI 02940-3006.

Additional Information

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 15, 2024, the stockholders of the Company voted to re-elect two Class I directors, with each director to serve until the Company’s 2027 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Scott W. Appleby[1]	50,595,833.44	6,901,789.56	-
Jeffrey L. Weiss[1]	55,434,392.70	2,063,230.30	-

[1]	Mr. Appleby and Mr. Weiss were elected by the holders of the Company’s outstanding common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class II or Class III director and was not up for re-election at the Annual Meeting: James R. Matthews, Paul E. Tramontano, Thomas P. Majewski and Kevin F. McDonald.

Investment Advisory Agreement

At a meeting held on May 15, 2024, the Board, including all of the independent Directors (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and certain other accounts advised by the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies, and certain other accounts advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align personnel interests with the long-term success of the Adviser’s clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability, risk management program, and legal and compliance program. The received the Company’s use of leverage, including the forms and amounts of leverage used and the effect of such leverage on the Company’s portfolio, profitability and performance, as well as comparative information regarding the levels of leverage used by certain other publicly listed, registered closed-end investment companies managed by third-party investment advisers (except for one registered closed-end investment company managed by an affiliate of the Adviser) that have an investment strategy comparable to that of the Company’s or otherwise have meaningful CLO securities exposure (“Peer Companies”).

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e., book basis) and (2) total return to common stockholders (assuming reinvestment of dividends), each during 1-, 3-, and 5-year periods ending March 31, 2024 and for the period from October 8, 2014 through March 31, 2024, the since inception period, and the Board considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed the performance results for various periods of time of (1) funds and accounts managed by the Adviser that are comparable to the Company in terms of investment objectives investment, policies, eligible portfolio investments and certain other characteristics (“Comparable Accounts”), (2) the Peer Companies, (3) a composite of estimates of CLO equity performance published by several Wall Street research firms and (4) an index that is intended to measure the performance of leading business development companies listed on the New York Stock Exchange or NASDAQ and that satisfy specified market capitalization and other requirements. The Board considered the Adviser’s explanation of the differences between the Company’s and the Peer Companies’ strategies and portfolios. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions. The Board also noted certain distinguishing features between the Company, the Peer Companies and the Comparable Accounts.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board considered a comparison of the advisory fee rates and total expense ratio of the Company with those of the Peer Companies and the advisory fee rate of the Comparable Accounts.

Among other things, the Board considered the differences between the investment strategy of the Company and the strategy of each of the Comparable Accounts. The Board noted that the Company’s contractual management fee rate was lower than or the same as that of each of the Peer Companies that invest at least 75% of their assets in CLO securities (the “Close Peer Companies”) except for that of one Close Peer Company. The Board considered that the Company’s gross and net expense ratios were lower than the average of the Close Peer Companies’ gross and net expense ratios. The Board further noted that the Company’s incentive fee rate was the same as or higher than that of the Close Peer Companies, that one of the Close Peer Companies did not charge an incentive fee and that the Company’s incentive fee hurdle was higher than or the same as those of the Close Peer Companies.

The Board also considered the Company’s fees and expenses as compared to those of the non-Close Peer Companies. The Board noted that the fee structures and the investment strategies and portfolios of the non-Close Peer Companies are materially different than those of the Company, and, therefore, the comparisons of the advisory fee rates and total expense ratios to such Peer Companies were not particularly meaningful.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Accounts to the Adviser. The Board noted the differences in the fee structures and that such differences could cause the Company to pay a higher or lower effective advisory fee rate than the Comparable Accounts in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a publicly-traded registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and, with respect to preferred stock, the Adviser’s overall management fee, and therefore may create a conflict of interest with the Company’s stockholders.

Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO and other securities in which the Company invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity and other negotiated investments), and (3) the limited size of individual transactions, growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on June 9, 2023 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2024 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

End of Semiannual Report. Back Cover Follows.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2024.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 6, 2024

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 6, 2024